UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2014

BLOX INC.
(Exact name of registrant as specified in its charter)

000-53565
 (Commission File Number)

Nevada	20-8530914
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Suite 600 – 666 Burrard Street, Vancouver, BC V6C 3P6
(Address of principal executive offices) (Zip Code)

(604) 688-3899
(Registrant’s telephone number including area code)

Suite 206 - 595 Howe Street, Vancouver, British Columbia, V6C 2T5
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

The Company is working with consultants on the Mansounia Concession in its development and is working towards closing its acquisition of Quivira Gold Ltd. (Ghana).  The Company is currently awaiting for approval from the mining commission in Ghana.  The Company has deemed it necessary and in the best interest of the Company to cease operations at its Kenderes Biogas Plant (“the Plant”) in Hungary due to uneconomic conditions brought on by political and economic forces in Hungary.  The Plant will be moving to Africa and any assets which the Issuer deems not economical to move will be sold off.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 22, 2014	Blox, Inc.
(Registrant)

“Robert Abenante”
Robert Abenante President, Chief Executive Officer